GREENSPRING FUND,
                               INCORPORATED

                                  (LOGO)

                            THIRD QUARTER REPORT

                             SEPTEMBER 30, 2002
















                This report is authorized for distribution only to shareholders who have received a copy of the official Prospectus of the Greenspring Fund, Incorporated.












                       Greenspring Fund, Incorporated






                                    October 2002


Dear Fellow Shareholders:

     During the third quarter of 2002, shares of the Greenspring Fund declined 13.5%, including the reinvestment of the $.43 per share dividend paid in July. Due, in part, to our significant holdings in fixed income securities, the decline experienced by the Fund during the quarter was far less severe than the major stock market averages, but, nevertheless, was frustrating, as the loss was steeper than we would have expected even in this turbulent environment. Year-to-date, the Fund's relative performance is very good, as our sharp outperformance during the first six months of the year placed the Fund in a better position than most to weather the recent storm. Nevertheless, being down for the year, even if it is significantly less than the major market averages, does not sit well with us.

     There's no way to sugar coat it. The third quarter of 2002 was a dreadful period for most investors. The major stock market averages posted their sharpest declines since the fourth quarter of 1987, a period that encompassed the "Crash of 1987." According to Morningstar, the average domestic equity mutual fund declined more than 16% during the quarter, making it the worst period for such funds since the third quarter of 1981. Shelter from this storm was hard to find, as only 86 out of more than 8,000 domestic stock funds posted positive performance. The funds that posted positive performance were generally so-called "bear" funds that, utilizing short selling techniques and/or options and futures, structure their portfolios to make money in declining markets (but suffer losses in rising markets), and certain sector funds. Of the 102 industry groups that compose the Standard & Poor's 500 Index, only two had positive performance, Casino & Gaming up 15% and Brewers up 1% (apparently, investors think that the markets might be driving people to drink and gamble more?).

     Three years ago, our letters spoke of the pendulum that moves back and forth in the world of investing between fear and greed. At that time, the pendulum was pulled back towards the greed side about as much as it ever had been pulled. Once that pendulum reversed directions, its movement was swift and powerful. NASDAQ stocks have been affected the most; through September 30, 2002, those stocks had declined by almost 80% from their peak on March 10, 2000.

     Two-and-a-half years ago, investors were clamoring for the stocks with the most dazzling stories, with little desire to understand the traditional investment merits of the securities. Today, investors are very skeptical and want nothing to do with "story" stocks. They are interested only in companies that have solid balance sheets and are profitable. During 1999, mid-cap stocks that began the year with price-to-earnings ("P/E") ratios above 50 rose 99% on average, while mid-cap stocks with inexpensive P/E ratios of 12-15 declined by 9% during the year. A survey by Paine Webber and the Gallup Organization completed in July of 1999 showed that investors with less than five years of experience expected annual returns over the next ten years of 22.6% on average. Today, investors wonder if stocks will ever go up again. Then, books such as James Glassman's Dow 36,000 and David Elias's Dow 40,000 received a great deal of notoriety; now, CNBC headlines are instead filled with market prognosticators who are leapfrogging each other in lowering their Dow targets. A well-respected investment professional, Pimco's Bill Gross, who achieved his status as an astute commentator of the bond market, not the stock market, garners considerable attention with his prediction of a Dow 5,000. Back in the mania period of the late 1990's, more traditional investors' complaints about aggressive accounting practices used by the "New Age" companies were dismissed as sour grapes by the "it's-different-this-time" crowd who ridiculed the critics as old-fashioned investors who just didn't "get it" anymore. Today, regulators, politicians, television anchormen, and the investment community are quite concerned about accounting practices, and, in fact, are pushing accounting standards to very conservative levels, while applying pressure for companies to utilize even more conservative accounting practices than required by law.

     The main topic of last quarter's letter was our investment thesis regarding energy and power producers. Unfortunately, their performance this past quarter was anything but beneficial to the portfolio. With the exception of PPL Corp.'s basically flat performance, the power producers were the securities that most negatively affected the Greenspring Fund, with El Paso Corp. being the largest culprit. The sell-off in the power industry was widespread. According to Lipper Analytical, mutual funds that invested in utilities declined 17.6%, making it their worst quarter since the second quarter of 1974. This was particularly surprising since, traditionally, utility stocks are less volatile than the overall market and are regarded as a "safe haven" during times of market turbulence.

     Investors in El Paso were blindsided by a very unexpected and, unless reversed when a final ruling is issued, potentially deleterious ruling by an Administrative Law Judge of the Federal Energy Regulatory Commission ("FERC"). Although he had previously ruled in El Paso's favor in the case, the case was re-opened. This time, the Administrative Law Judge ruled that El Paso had restricted the amount of capacity available in its pipeline that is used to transport natural gas into California, thus resulting in higher natural gas prices. Most industry observers believe that the Judge bowed to political pressures exerted by the state of California, as a reading of the ruling reveals several weak arguments. For example, the Judge seems to give little weight to safety and long-term maintenance considerations, expecting the pipeline to operate at full capacity as much as possible. El Paso's management has equated this reasoning to requiring all motorists to drive at, not below, the posted speed limit at all times, regardless of road and weather conditions. Despite the likelihood that the final ruling by the entire FERC Commission will be modified in El Paso's favor, a tremendous amount of uncertainty and risk has unfortunately been injected into its investment picture. Business risk can be challenging to analyze; political risk is next to impossible to handicap logically. Without being able to confidently predict the final outcome, and the amount of fines and/or court awards that El Paso may have to eventually pay, we thought it best to reduce our holdings significantly, realize a tax loss, wait for the dust to settle, and then re-examine the investment merits of El Paso at a future date. Of course, we are extremely disappointed in this development because nothing has occurred to alter the fact that El Paso still has the finest collection of pipeline assets in the country, along with one of the best holdings of exploration and production properties. However, in the current environment, "headline risk" can be very damaging to a company's stock price, even if the actual news is not that bad.
Fairly or unfairly, El Paso is now exposed to that phenomenon.

     Given the sharp decline in the stock market in recent weeks, our outlook for the next several months is more constructive than many. During the next several weeks, we expect the recent market turmoil to continue as companies analyze their preliminary results for the recently completed quarter and issue reports to the public. In the last several years, company managements have significantly increased the amount of guidance, with respect to earnings estimates, that they supply to the investment community. This is, in large part, due to the passage of Regulation FD, which attempts to "level the playing field" so that individual investors get information on as timely a basis as do institutional investors. Once companies have a firm understanding of expected results for the quarter, many will issue updates to the investment community concerning the recently completed quarter, as well as preliminary fourth quarter estimates. Investors seem worried that these updated forecasts will cause more analysts to lower their earnings forecasts rather than raise them. Consequently, many institutional investors are currently reluctant to buy stocks aggressively. Once earnings reports have been issued, and investors begin to look to the future, we believe many will be optimistic about the prospects for 2003. Thinking that it is very doubtful that the averages will be down for a fourth year in a row, investors may begin to add more stocks to their portfolios during the next several months.

     According to a Wall Street Journal article dated October 5, 2002, the final three months of the year have historically been the best period of the year for stocks. The Dow Jones Industrial Average has shown a positive return in the fourth quarter in 58 out of the previous 82 years (71% of the time), as compared with 59% of the other three quarters. This may in part be due to the fact that September has traditionally been one of the worst months for stocks; therefore, year-end rallies may in part be due to the markets bouncing back from oversold positions. This past September once again lived up to its billing as a historically difficult month, as the Dow Jones Industrial Average declined by 12% during the month - its biggest September loss since 1937!

     We have been repositioning the Greenspring Fund's portfolio to adjust to the current unforgiving environment, and we are preparing to participate in a year-end rally. To this end, we have pruned some securities that have not performed as we originally expected and swapped into securities that we believe have more attractive risk/reward characteristics. There could be more of this activity to follow. We have added to, or established, positions in several fixed income securities of companies (Network Associates, Shaw Group, and Vishay Intertechnology) that have superb balance sheets, are profitable, and are generating positive cash flow. Their strong financial condition puts the companies in the enviable positions of being able to easily pay off the bonds at their maturity. In the case of many of our convertible bond holdings, the companies could write a check today to pay off their entire debt load, and have no need to access the currently very inhospitable capital markets. Where we have encountered difficulties in our fixed income investments is in the bonds of companies that will need access to the capital markets in order to refinance maturing debt. Fortunately, many of these companies have several years to deal with these refinancing issues; however, their bonds are being priced in today's marketplace as if the capital markets will never re-open.

     With regard to equities, our criteria remain the same as always, but given the uncertain economy, we are particularly focusing on companies that are in an industry that has unquestionably solid fundamentals, something that is hard to find these days. Many companies' stocks are selling at prices not seen in years. We are trying to avoid the temptation to assume that a stock is cheap just because its stock price has declined considerably. Companies that have strong balance sheets, able management, good cash flow characteristics, and a leading position in a growing industry are what we are targeting.

     We have positioned the Greenspring Fund with a large allocation to fixed income securities - mainly "busted" convertible bonds. This allocation has proven beneficial during the rocky market experienced by investors so far this year and has been an important factor in the Fund's strong outperformance, notwithstanding the disappointing performance of several fixed income investments. We do not plan to make significant alterations to the current asset allocation. The expected total returns in the bond investments are, in many cases, of the magnitude normally expected from equity investments, and the current income component of these securities adds stability to the investments. Several of the bonds in the

Fund either mature, or have "puts" (which give holders of the bonds the right to sell the bonds back to the issuing companies at stated prices on certain dates) in the next several months, which should provide additional cash for investment in either attractive equities or fixed income securities. For example, both the Tyco International and Network Associates convertible bonds are "puttable" back to the companies in February of 2003, and the HEALTHSOUTH converts mature in April of 2003.

     We still believe that one of the keys to successful investing is to minimize the number of losing investments. It has been a very challenging investment environment - one of the most difficult in many, many years - and the Greenspring Fund has not been immune to its share of disappointing investments. The investment landscape has been one filled with landmines; fortunately, we stepped on far fewer than most. We are determined to gain back steadily what has been temporarily lost for our shareholders. To accomplish this objective, we will adhere to our well-tested investment philosophy and attempt to "hit singles and doubles," and not "swing for the fences." The Greenspring Fund's goal through the years has been to provide above-average total returns through an entire market cycle, while subjecting shareholders to far less than average volatility. The fact that the Greenspring Fund has cumulatively generated positive total return performance of almost 14% for the three year period ended September 30, 2002, while the major market averages suffered substantial losses, is testimony of that. It is our intention to continue to pursue and achieve that goal in the coming months.



                                   Respectfully,

                                   /s/Charles vK. Carlson
                                   Charles vK. Carlson
                                   President

                     GREENSPRING FUND, INCORPORATED
                        PORTFOLIO OF INVESTMENTS
                           SEPTEMBER 30, 2002

COMMON STOCKS (39.00%)

   Shares                                                         Value
   ------                                                         -----

              Banks - Regional (3.44%)

    6,100     Columbia Bancorp                                 $   115,107
    5,700    *First Mariner Bancorp                                 58,767
   10,000     Provident Bankshares Corporation                     214,150
   11,770     Southern Financial Bancorp, Inc.                     340,977
   14,476     SunTrust Banks, Inc.                                 889,984
                                                               -----------
                                                                 1,618,985
                                                               -----------

              Construction Services (1.06%)

   30,000    *Insituform Technologies                              430,500
   31,900    *Quanta Services, Inc.                                 66,352
                                                               -----------
                                                                   496,852
                                                               -----------

              Diversified Natural Gas (1.89%)

   20,300     El Paso Corporation                                  167,881
   42,000     NiSource, Inc.                                       723,660
                                                               -----------
                                                                   891,541
                                                               -----------

              Electrical Equipment (0.81%)

    8,700     Emerson Electric Co.                                 382,278
                                                               -----------
                                                                   382,278
                                                               -----------

              Electric Power Generation (0.42%)

   80,000    *Calpine Corporation                                  197,600
                                                               -----------
                                                                   197,600
                                                               -----------

              Engineering Services (2.04%)

   93,425    *Michael Baker Corporation                            962,278
                                                               -----------
                                                                   962,278
                                                               -----------

                     GREENSPRING FUND, INCORPORATED
                        PORTFOLIO OF INVESTMENTS
                           SEPTEMBER 30, 2002

COMMON STOCKS (CON'T)

   Shares                                                         Value
   ------                                                         -----

              Financial Services (0.88%)

   23,000    *CIT Group, Inc.                                 $    413,540
                                                              ------------
                                                                   413,540
                                                              ------------

              Food Products (0.99%)

   16,000     Dole Food Company, Inc.                              464,480
                                                              ------------
                                                                   464,480
                                                              ------------

              Healthcare (3.06%)

  266,000    *Nabi Biopharmaceuticals                            1,441,720
                                                              ------------
                                                                 1,441,720
                                                              ------------

              Insurance (6.78%)

   17,200     ALFA Corp.                                           210,700
   34,450     PartnerRe, Ltd.                                    1,659,801
   65,000     UnumProvident Corp.                                1,322,750
                                                               -----------
                                                                 3,193,251
                                                               -----------

              Manufacturing (3.53%)

  186,000    *Middleby Corporation                               1,664,700
                                                               -----------
                                                                 1,664,700
                                                               -----------

              Multi-Industry (1.76%)

   21,400    *Griffin Corporation                                  227,910
   10,000     Pentair, Inc.                                        371,700
   13,600     Tredegar Corporation                                 227,800
                                                               -----------
                                                                   827,410
                                                               -----------

                     GREENSPRING FUND, INCORPORATED
	                  PORTFOLIO OF INVESTMENTS
                         SEPTEMBER 30, 2002

COMMON STOCKS (CON'T)

   Shares                                                         Value
   ------                                                         -----

              Oil and Gas Exploration/Production (1.17%)

    3,900     Burlington Resources, Inc.                       $   149,604
   11,140     EOG Resources, Inc.                                  400,594
                                                               -----------
                                                                   550,198
                                                               -----------

              Real Estate (1.36%)

   54,300     Center Trust, Inc.                                   314,940
   27,500     Urstadt Biddle Properties, Inc. Class A              325,875
                                                               -----------
                                                                   640,815
                                                               -----------

              Savings Institutions (2.00%)

   30,000     Washington Mutual, Inc.                              944,100
                                                               -----------
                                                                   944,100
                                                               -----------

              Semiconductor Components (0.26%)

   14,000    *Vishay Intertechnology, Inc.                         123,200
                                                               -----------
                                                                   123,200
                                                               -----------

              Solid Waste Services (0.65%)

   52,800    *Waste Industries USA                                 303,600
                                                               -----------
                                                                   303,600
                                                               -----------

              Utilities - Electric (4.21%)

   61,000     PPL Corporation                                    1,984,940
                                                               -----------
                                                                 1,984,940
                                                               -----------

                     GREENSPRING FUND, INCORPORATED
                        PORTFOLIO OF INVESTMENTS
                          SEPTEMBER 30, 2002

COMMON STOCKS (CON'T)

   Shares                                                         Value
   ------                                                         -----

              Utilities - Natural Gas (2.69%)

  58,600      NUI Corporation                                  $ 1,265,760
                                                               -----------
                                                                 1,265,760
                                                               -----------

              Total Common Stocks (Cost $16,349,193)            18,367,248
                                                               ===========


INVESTMENT IN REGISTERED INVESTMENT COMPANY (0.93%)

  57,400      John Hancock Bank & Thrift Opportunity Fund          436,240
                                                               -----------

              Total Investment in Registered Investment
               Company (Cost $412,008)                             436,240
                                                               ===========


CONVERTIBLE PREFERRED STOCKS (3.25%)

  45,400      Calpine Capital Trust III 5.00%                      408,600
  31,000      Titan Capital Trust 5.75%                          1,121,828
                                                               -----------

              Total Convertible Preferred Stocks
               (Cost $2,558,186)                                 1,530,428
                                                               ===========

                     GREENSPRING FUND, INCORPORATED
                        PORTFOLIO OF INVESTMENTS
                          SEPTEMBER 30, 2002

BONDS (48.18%)

 Principal
  Amount                                                          Value
  ------                                                          -----

              Convertible Bonds (47.53%)

$  143,000    Adaptec, Inc., 4.75%, 2/1/04                     $   138,442
 1,430,000    Avaya, Inc., 0%, 10/31/21                            313,706
 2,000,000    Calpine Corporation, 4%, 12/26/06                    855,000
 3,115,000    Charter Communications, Inc., 4.75%, 6/1/06        1,249,894
 1,915,000    Ciena Corporation, 3.75%, 2/1/08                   1,105,913
 1,500,000    Citrix Systems, 0%, 3/22/19                          603,750
 2,770,000    Corning Incorporated, 0%, 11/8/15                  1,208,413
 2,400,000    CuraGen Corporation, 6%, 2/2/07                    1,579,500
 1,285,000    HEALTHSOUTH Corp., 3.25%, 4/1/03                   1,211,112
 1,790,000    Hyperion Solutions Corp., 4.5%, 3/15/05            1,669,175
   500,000    Integrated Processing Equipment, 6.25%, 9/15/04      470,625
    50,000    Mail-Well, Inc., 5%, 11/1/02                          49,375
 2,582,000    Network Associates, 0%, 2/13/18                    1,245,815
 2,067,000    ONI Systems, 5%, 10/15/05                          1,563,169
 2,250,000    Quanta Services, 4%, 7/1/07                        1,080,000
 3,775,000    Sepracor, Inc., 7%, 12/15/05                       2,548,125
 4,550,000    Shaw Group, 0%, 5/1/21                             2,300,594
 2,473,000    TranSwitch Corporation, 4.5%, 9/12/05              1,445,159
 2,400,000    Tyco International Group, 0%, 2/12/21              1,747,500
                                                               -----------
                                                                22,385,267
                                                               -----------

              Non-Convertible Bond (0.65%)

   792,000    Lucent Technologies, 7.25%, 7/15/06                  308,880
                                                               -----------
                                                                   308,880
                                                               -----------

              Total Bonds (Cost $26,487,467)                    22,694,147
                                                               ===========

                     GREENSPRING FUND, INCORPORATED
                        PORTFOLIO OF INVESTMENTS
                           SEPTEMBER 30, 2002

SHORT-TERM INVESTMENTS (9.05%)

  Principal
   Amount/
   Shares                                                         Value
   ------                                                         -----

              Commercial Paper (6.79%)

$1,700,000    General Motors Acceptance Corp., 1.75%, 10/2/02  $ 1,700,000
 1,500,000    American Express, 1.74%, 10/4/02                   1,500,000
                                                               -----------
                                                                 3,200,000
                                                               -----------

              Other Short-Term Investments (2.26%)

 1,063,331    Temporary Investment Fund, Inc.                    1,063,331
                                                               -----------
                                                                 1,063,331
                                                               -----------

              Total Short-Term Investments (Cost $4,263,331)     4,263,331
                                                               ===========

              Total Investments (100.41%) (Cost $50,070,185)    47,291,394

              Other Assets Less Liabilities ((0.41%))             (191,887)
                                                               -----------

              Total Net Assets (100%)                          $47,099,507
                                                               ===========

*Non-income producing securities

                     GREENSPRING FUND, INCORPORATED
                      PERFORMANCE SINCE INCEPTION


                            GREENSPRING FUND
               HOW $10,000 INVESTED ON 7/1/83 WOULD HAVE GROWN


                                (GRAPH)

                       7/1/83              $10,000
                     12/31/83               11,223
                     12/31/84               12,692
                     12/31/85               15,238
                     12/31/86               17,668
                     12/31/87               19,304
                     12/31/88               22,389
                     12/31/89               24,762
                     12/31/90               23,149
                     12/31/91               27,626
                     12/31/92               32,190
                     12/31/93               36,906
                     12/31/94               37,952
                     12/31/95               45,082
                     12/31/96               55,291
                     12/31/97               68,532
                     12/31/98               57,585
                     12/31/99               59,108
                     12/31/00               68,354
                     12/31/01               75,345
                      9/30/02               65,055

*Figures include changes in principal value, reinvested dividends and capital gains distributions. Cumulative total return represents past performance. Past expense limitations increased the Fund's return. Investment returns and principal value will vary and shares will be worth more or less at redemption than at original purchase.

Average annual total returns for the one, five and ten year periods ended September 30, 2002 were -5.79%, -0.73% and 7.85%, respectively. Average annual returns for more than one year assume a compounded rate of return and are not the Fund's year-by-year results, which fluctuated over the periods shown. Returns do not reflect taxes that shareholders may pay on Fund distributions or redemptions of Fund shares.

                      Greenspring Fund, Incorporated
                      2330 West Joppa Road, Suite 110
                           Lutherville, MD 21093
                              (410) 823-5353
                              (800) 366-3863
                          www.greenspringfund.com


                                DIRECTORS
                      Charles vK. Carlson, Chairman
                           William E. Carlson
                               David T. Fu
                           Michael J. Fusting
                           Michael T. Godack
                           Richard Hynson, Jr.
                           Michael P. O'Boyle

                                OFFICERS
                           Charles vK. Carlson
                   President and Chief Executive Officer

                            Michael T. Godack
              Sr. Vice President and Chief Compliance Officer

                            Michael J. Fusting
              Sr. Vice President and Chief Financial Officer

                          Elizabeth Agresta Swam
                          Secretary and Treasurer

                            INVESTMENT ADVISER
                    Corbyn Investment Management, Inc.
                      2330 West Joppa Road, Suite 108
                        Lutherville, MD 21093-7207

                              TRANSFER AGENT
                                 PFPC Inc.
                           400 Bellevue Parkway
                           Wilmington, DE 19809
                               (800)576-7498

                               ADMINISTRATOR
                    Corbyn Investment Management, Inc.
                      2330 West Joppa Road, Suite 108
                        Lutherville, MD 21093-7207

                                 CUSTODIAN
                             PFPC Trust Company
                             8800 Tinicum Blvd.
                           Third Floor, Suite 200
                           Philadelphia, PA 19153

                          INDEPENDENT ACCOUNTANTS
                         PricewaterhouseCoopers LLP
                             250 W. Pratt Street
                          Baltimore, MD 21201-2304

                               LEGAL COUNSEL
                         Kirkpatrick & Lockhart LLP
                       1800 Massachusetts Avenue, N.W.
                          Washington, DC 20036-1800